M Capital Appreciation Fund (MFCPX)

SUMMARY PROSPECTUS

April 28, 2026

Before you invest, you may want to review the M Capital Appreciation Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.mfin.com/m-funds. You can also get this information at no cost by calling the Fund at (866) 439-9093. The Fund’s prospectus and statement of additional information, both dated April 27, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If those fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.81%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.14%
Total Annual Fund Operating Expenses	0.95%
1	The M Capital Appreciation Fund, a series of M Funds, Inc. (the “Predecessor Capital Appreciation Fund”), reorganized into the Fund following the close of business on April 24, 2026. Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund’s operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If those fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Predecessor Capital Appreciation Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.96% of the average value of its portfolio.

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Principal Investment Strategies

The Fund principally invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500® Index. As of March 31, 2025, the market capitalization range of companies in the Russell 2500® Index was between approximately $567.8 million and $31.4 billion. The Fund may invest up to 15% of the value of its total assets in equity securities of foreign issuers. The Fund’s sub-adviser, Frontier Capital Management Company, LLC (“Frontier”) seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small- and mid-capitalization equity universe. Frontier purchases companies that, in its view, have above-average earnings growth potential and are available at reasonable valuations. Frontier’s philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Frontier may sell stocks for a number of reasons, including when price objectives are reached, fundamental conditions have changed so that future earnings progress is likely to be adversely affected, or a stock is fully invested and an attractive, new opportunity causes the sale of a current holding with less appreciation potential. Frontier does not sell stocks solely on changes to a company’s market capitalization.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund’s share price will fluctuate which, means you could lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

•	Small and Medium Capitalization Companies Risk. The Fund may invest in small and medium capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small and medium capitalization companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers’ earnings potential or assets.
•	Market Risk. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.
•	Growth Securities Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery. Therefore, growth securities may go in and out of favor over time.
•	Management Risk. The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
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•	Foreign Securities and Currencies Risk. Foreign securities prices may decline or fluctuate because of:
(a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar), which may make the return on an investment increase or decrease unrelated to the quality or performance of the investment itself. The Fund does not hedge foreign security risk or foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

•	Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund’s performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates fluctuate or economic conditions deteriorate. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and also has recently imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.
•	Additional Market Disruption Risk. Financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global developments and disruptions, including those arising out of geopolitical events, armed conflict, public health emergencies (such as the spread of infectious diseases, pandemics, and epidemics), natural disasters, terrorism and governmental or quasi-governmental actions. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the value and liquidity of the Fund and its investments.

In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region, and these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action

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or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; the potential for wider conflict; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China’s leadership sought to bring about reunification by non-military means. Beginning in 2021, concerns escalated when China began sending military aircraft into Taiwan’s air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan’s national security. These actions have caused Taiwan and other countries to fear further escalation in the region. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of the Fund’s investments. Beginning in October 2023, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to a Fund’s performance and ability to achieve its investment objective. The extent of any market disruptions are impossible to predict, but could be substantial.

•	Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund’s portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.
•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser’s control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
•	Cyber Security Risk. The Fund’s and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.
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Performance

The following information may give some indication of the risks of investing in the Fund. The Fund is the successor to the Predecessor Capital Appreciation Fund, a mutual fund with identical investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Capital Appreciation Fund into the Fund on April 24, 2026. The performance provided in the bar chart and table is that of the Predecessor Capital Appreciation Fund. The bar chart illustrates how the Predecessor Capital Appreciation Fund’s average annual returns have varied from year to year for the past ten calendar years. The table below illustrates how the Predecessor Capital Appreciation Fund’s average annual total returns compare with those of a broad measure of market performance, the S&P 500 Index and the Russell 2500® Index, which is more representative of the market sector in which the Fund invests. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Predecessor Capital Appreciation Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return: 32.36% (for the quarter ended 6/30/2020)

Lowest quarterly return: (35.85)% (for the quarter ended 3/31/2020)

The table below shows the Predecessor Capital Appreciation Fund’s average annual total returns for the periods indicated and how those returns compare to those of the S&P 500® Index and the Russell 2500® Index. You cannot invest directly in an index. The Index returns are calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns

(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Predecessor Capital Appreciation Fund	18.06%	9.10%	11.24%
S&P 500® Index[1]	17.88%	14.43%	14.82%
Russell 2500® Index[2] (reflects no deduction for fees, expenses or taxes)	11.91%	7.26%	10.41%
1	The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements and serves as the Fund’s regulatory index.
2	The Russell 1000® Growth Index is the Fund’s additional index and is more representative of the Fund’s risk and return than the regulatory index.
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Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Frontier is the sub-adviser for the Fund.

The following people are primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
Andrew B. Bennett, CFA	December 2013 for the Predecessor Capital Appreciation Fund	Portfolio Manager
Peter G. Kuechle	April 2018 for the Predecessor Capital Appreciation Fund	Portfolio Manager

Other Important Information

For important information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 27 of the Fund’s prospectus.

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